Ex-99.906.CERT
Scout Funds
Exhibit 12(b) to Form N-CSR

CERTIFICATIONS PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

Pursuant to Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officers of the Scout Funds (the “Registrant”) do hereby certify, to the best of each such officer’s knowledge, that:

1.	The N-CSR of the registrant for the period ended December 31, 2009 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

/s/ James L. Moffet
James L. Moffett
Principal Executive Officer
February 19, 2010

/s/ C. Warren Green
C. Warren Green
Principal Financial Officer
February 19, 2010

A signed original of this written statement required by Section 906 has been provided to the Scout Funds and will be retained by the Scout Funds and furnished to the Securities and Exchange Commission or its staff upon request.